Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2020
Business Description and Basis of Presentation
Note 1 :Organization and Basis of Presentation

Note 1: Organization and Basis of Presentation

Global Gold Royalty Inc. (the “Company”) was established under the laws of the State of Nevada on August 23, 2019. The Company is engaged in the business of generating and acquiring gold royalty interests. We seek to acquire existing royalty interests or to finance projects that are in production, exploration or development stage in exchange for royalty interests. Royalties are non-operating interests in mining projects that provide the right to revenue from the project after deducting specified costs.

The financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.